UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
  _____________________________________________________
FORM 8-K/A
(Amendment No. 1)
 _____________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2018 (February 1, 2018)
  _____________________________________________________
 CHOICE HOTELS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (301) 592-5000
  _____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 1, 2018, Choice Hotels International, Inc. (“the Company”) filed a Current Report on Form 8-K (“the Original Report”) with the Securities and Exchange Commission announcing the acquisition of all the issued and outstanding equity interests of WoodSpring Hotels Franchise Services LLC (“WSFS”), pursuant to a Unit Purchase Agreement dated as of December 15, 2017, by and among the Company, WoodSpring Hotels LLC and WSFS. As previously announced, the Company reached a definitive agreement to acquire the brand and franchise business of WSFS on December 15, 2017 for approximately $231.6 million, subject to customary adjustments. The acquisition closed on February 1, 2018 and added 239 new extended-stay hotels in 35 states to the Company's portfolio. The acquisition was funded with cash on hand and available borrowings.

This Current Report on Form 8-K/A amends the Original Report to provide certain historical (i) information with respect to WSFS’s business as of and for the year ended December 31, 2016 and the nine months ended September 30, 2017 and should be read in conjunction with the Original Report and (ii) pro forma information with respect to the Company and WSFS as of September 30, 2017 and December 31, 2016.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i)
The historical audited operating unit balance sheet of WSFS as of December 31, 2016 and the related audited operating unit statement of earnings, statement of operating unit’s deficit and operating unit statement of cash flows for the fiscal year ended December 31, 2016, together with the notes thereto and the independent certified public accountant's report thereon, are filed as exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(ii)
The historical unaudited condensed interim operating unit balance sheet of WSFS as of September 30, 2017 and the related unaudited condensed interim operating unit statement of earnings, statement of operating unit’s equity (deficit) and operating unit statement of cash flows for the nine months ended September 30, 2017, together with the notes thereto, are filed as exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information related to the transactions contemplated by the Purchase Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference:

(i)
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2017 and Unaudited Pro Forma Condensed Combined Statements of Income for the nine-month period ended September 30, 2017 and the fiscal year ended December 31, 2016.

(c) Exhibits.

Exhibit #	Description
23.1*	Consent of Grant Thornton LLP

99.1*
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2017 and Unaudited Pro Forma Condensed Combined Statements of Income for the nine-month period ended September 30, 2017 and the fiscal year ended December 31, 2016.

99.2*
Audited operating unit balance sheet of WSFS as of December 31, 2016 and the related audited operating unit statement of earnings, statement of operating unit’s deficit and operating unit statement of cash flows for the fiscal year ended December 31, 2016, together with the notes thereto and the independent certified public accountant's report thereon.

99.3*
Unaudited condensed interim operating unit balance sheet of WSFS as of September 30, 2017 and the related unaudited condensed interim operating unit statement of earnings, statement of operating unit’s equity (deficit) and operating unit statement of cash flows for the nine months ended September 30, 2017, together with the notes thereto.

* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 28, 2018	/s/ Dominic E. Dragisich
Dominic E. Dragisich
Chief Financial Officer